OTHER PAYABLES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Payables for purchase of property and equipment	$ 47,529	¥ 310,127	¥ 352,786
Current portion of other non-current liability (Note 15)	3,543	23,118	11,282
Other Payables	243	1,585	5,485
Total	154,303	1,006,830	1,041,553
Beijing Zhao Du
Consideration received for disposal of Beijing Zhao Du (Note 9)	$ 102,989	¥ 670,000	¥ 672,000